UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 14, 2025

GE Vernova Inc.
(Exact name of registrant as specified in its charter)

Delaware			001-41966	92-2646542
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

58 Charles Street,	Cambridge,	MA		02141
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (617) 674-7555

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GEV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

GE Vernova Inc. (“GE Vernova,” “we,” or “our”) held its annual meeting of stockholders on May 14, 2025 (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting. For more information about the proposals set forth below, please see our definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2025.

1.Our stockholders elected three Class I directors to each serve a three-year term until our 2028 annual meeting of stockholders or until his or her successor has been elected and qualified, based on the following voting results:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Steve Angel	190,555,947	5,207,462	868,630	32,483,130
Arnold Donald	193,101,407	2,640,630	890,002	32,483,130
Jesus Malave	194,920,424	837,544	874,071	32,483,130

2.     Our stockholders approved the compensation of our named executive officers in an advisory vote, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
185,519,323	10,428,004	684,712	32,483,130

3.     Our stockholders approved, in an advisory vote, the frequency of future advisory votes on named executive officers compensation as every 1 year, based on the following voting results:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
194,084,230	380,110	1,590,893	576,806	32,483,130

Based on the results above, and consistent with the prior recommendation of the Board of Directors of GE Vernova (the “Board”) in favor of an annual advisory vote on the compensation of our named executive officers, the Board has determined that future advisory votes on named executive officers compensation will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.

4.     Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2025, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
228,102,724	516,473	495,972	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GE Vernova Inc.
(Registrant)

Date: May 16, 2025	/s/ Richmond Glasgow
Richmond Glasgow Vice President, Chief Corporate Counsel